                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reported dated June 6, 2001 included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-82928.

                                      /s/ ARTHUR ANDERSEN LLP


Dallas, Texas,
   June 25, 2001